OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                      For the month ended December 31, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------

                                               Document  Previously  Explanation
Required Attachments:                          Attached  Submitted     Attached

1.  Tax Receipts                                  ( )       (X)          (X)

2.  Bank Statements                               ( )       ( )          (X)

3.  Most recently filed Income Tax Return         ( )       ( )          (X)

4.  Most recent Annual Financial Statements       ( )       (X)          ( )
    prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.


RESPONSIBLE PARTY:


                                   Senior Vice President/Chief Financial Officer
--------------------------------   ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                         TITLE



       David R. Gibson                            February 8, 1999
--------------------------------   ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                      DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                      For the month ended December 31, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------


1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

     Please see the Status of Post Petition Taxes attached hereto for the month's activity.


2. The Debtors have 36 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.


3. The Debtors have filed final federal and state income tax returns for the years ended December 31, 1997 and 1996 and have made estimated income tax payments for 1998 where applicable. Copies of these tax returns are available upon request. Previously, the Debtors filed copies of such income tax returns for the year ended December 31, 1995 with the US Trustee.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      For the month ended December 31, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------

See Statement of Operations for reporting period attached.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.


(1) General & Administrative expense in December 1998 includes an adjustment of approximately $1.2 million to reduce the Company's allowance for doubtful accounts. This adjustment relates to periods prior to December 1998.

(2) On October 26, 1998 5 non-operating direct or indirect subsidiaries (the "Proximity Entities") filed for protection under Chapter 11 of the US Bankruptcy Code. Prior to the filing, the Proximity entities' principal creditors reached an agreement whereby pre-petition claims in the aggregate would not be settled for more than the discontinued operation's assets. As a result, the Company has reversed $8.1 million of remaining amounts reserved for losses related to these companies.

(3) In accordance with AICPA Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code", in December 1998 the Company reduced various liabilities subject to compromise by approximately $10.5 million to reflect changes in estimated allowed claims.

(4) Income taxes result primarily from the gain on the sale of transmission towers in September 1998.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements of Operations
 For the Months Ended December 31, 1998, November 30, 1998 and October 31, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                                         December       November       October
                                                                                           1998           1998           1998
                                                                                        ----------     ----------     ----------
  Paging Revenues
    Service, Rents & Maintenance                                                          $33,826        $34,452        $34,778

  Equipment Sales
    Product Sales                                                                           1,865          2,017          2,374
    Cost of Products Sold                                                                   1,364          2,065          2,203
                                                                                        ----------     ----------     ----------
      Equipment Margin                                                                        501            (48)           171

    Net Revenue                                                                            34,328         34,404         34,949

  Operating Expense
    Service, Rents & Maintenance                                                            9,210          9,337          9,537
    Selling                                                                                 5,020          5,053          5,185
    General & Administrative                                                                9,967 (1)     10,276         11,379

                                                                                        ----------     ----------     ----------
    Operating  Expense Before Depr. & Amort.                                               24,197         24,666         26,101

    EBITDA Before Reorganization and Restructuring Costs                                   10,131          9,738          8,848

    Reorganization Costs                                                                    1,541          1,482          1,596
    Restructuring Costs                                                                         0              0            175
                                                                                        ----------     ----------     ----------

    EBITDA after Reorganization and Restructuring Costs                                     8,590          8,256          7,078

  Depreciation                                                                              6,872          6,852          6,981
  Amortization                                                                              2,481          2,481          2,481
  Amortization of Deferred Gain                                                              (389)          (389)          (389)
                                                                                        ----------     ----------     ----------
    Total Depreciation and Amortization                                                     8,964          8,944          9,073

  Operating Income(Loss)                                                                     (374)          (688)        (1,995)

  Interest Expense                                                                          3,496          3,436          3,661
  Gain on Sale of Fixed Assets                                                                  0              0              0
  Reversal of Estimated Loss on Discontinued Operations                                    (8,120)(2)          0              0
  Adjustment to Reduce Liabilities Subject to Compromise to Estimated Allowed Claims      (10,461)(3)          0              0

  Other (Income)Expense                                                                       202             (9)            65
  Income Taxes                                                                              3,280 (4)          0              0
                       G & A / Operations                                               ----------     ----------     ----------
  Net Income(Loss)                                                                        $11,229        ($4,115)       ($5,722)
                                                                                          =======        =======        =======

                             See Accompanying Notes.

                 OFFICE OF THE U.S. TRUSTEE - REGION 3 CONDENSED
                           CONSOLIDATED BALANCE SHEET
                     For the month ended December 31, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------

See balance sheet attached.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Accounts Receivable, Net in December 1998 includes an adjustment of $1.2 million to reduce the Company's allowance for doubtful accounts and an adjustment to reclassify approximately $2.7 million in credit balances. These adjustments relate to periods prior to December 1998.

(2) On October 26, 1998 5 non-operating direct or indirect subsidiaries (the "Proximity Entities") filed for protection under Chapter 11 of the US Bankruptcy Code. Prior to the filing, the Proximity entities' principal creditors reached an agreement whereby pre-petition claims in the aggregate would not be settled for more than the discontinued operation's assets. As a result, the Company has reversed $8.1 million of remaining amounts reserved for losses related to these companies.

(3) In accordance with AICPA Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code", in December 1998 the Company reduced various liabilities subject to compromise by approximately $10.5 million to reflect changes in estimated allowed claims.

                    MobileMedia Corporation and Subsidiaries
                           Consolidated Balance Sheets
         As of December 31, 1998, November 30, 1998 and October 31, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                              December                  November          October
                                                                                1998                      1998              1998
                                                                            ------------              ------------      ------------
Assets:
  Current Assets:
    Cash                                                                     $     1,218               $     4,016      $     2,415
    Accounts Receivable, Net                                                      38,942(1)                 34,995           37,548
    Inventory                                                                      2,192                     1,597            1,621
    Prepaid Expenses                                                               5,523                     4,641            6,011
    Other Current Assets                                                           4,855                     4,943            4,929
                                                                             -----------               -----------      -----------
        Total Current Assets                                                      52,731                    50,192           52,524

  Noncurrent Assets:
    Property and Equipment, Net                                                  219,642                   217,645          218,313
    Deferred Financing Fees, Net                                                  19,295                    19,599           19,902
    Investment In Net Assets Of Equity Affiliate                                   1,400                     1,612            1,691
    Intangible Assets, Net                                                       266,109                   268,368          270,828
    Other Assets                                                                     837                       858              880
                                                                             -----------               -----------      -----------
        Total Noncurrent Assets                                                  507,283                   508,082          511,614

    Total Assets                                                             $   560,013               $   558,274      $   564,138
                                                                             ===========               ===========      ===========


Liabilities and Stockholders' Equity:
  Liabilities Not Subject to Compromise:
    DIP Credit Facility                                                      $         0               $         0      $         0
    Accrued Reorganization Costs                                                   5,163                     5,133            4,803
    Accrued Wages, Benefits and Payroll Taxes                                     12,033                    10,609            9,261
    Accounts Payable - Post Petition                                               1,703                     5,056            7,127
    Accrued Interest                                                               3,692                     3,616            3,928
    Accrued Expenses and Other Current Liabilities                                37,402                    29,123           28,373
    Advance Billings and Customer Deposits                                        28,554                    28,843           30,239
    Deferred Gain on Tower Sale                                                   68,444                    68,833           69,222
                                                                             -----------               -----------      -----------
        Total Liabilities Not Subject To Compromise                              156,991                   151,214          152,953

  Liabilities Subject to Compromise:
    Accrued Wages, Benefits and Payroll Taxes                                        647                     3,085            3,086
    Chase Credit Facility                                                        479,000                   479,000          479,000
    Notes Payable - 10 1/2%                                                      174,125                   174,125          174,125
    Notes Payable - 9 3/8%                                                       250,000                   250,000          250,000
    Notes Payable - Yampol                                                           986                       986              986
    Notes Payable - Dial Page 12 1/4%                                              1,570                     1,570            1,570
    Accrued Interest                                                              17,579                    20,423           20,423
    Accounts Payable - Pre Petition                                               15,410                    16,107           16,109
    Accrued Expenses and Other Current Liabilities - Pre Petition                 15,285                    20,974           20,974
    Other Liabilities                                                                  0                     4,812            4,819
                                                                             -----------               -----------      -----------
        Total Liabilities Subject To Compromise                                  954,602(1)(2)(3)          971,083          971,092

  Deferred Tax Liability                                                           3,869                     2,655            2,655

  Stockholders' Equity
    Class A Common Stock                                                              50                        50               50
    Class B Common Stock                                                               2                         2                2
    Additional Paid-In Capital                                                   689,148                   689,148          689,148
    Accumulated Deficit - Pre Petition                                        (1,171,108)               (1,171,108)      (1,171,108)
    Accumulated Deficit - Post Petition                                          (67,419)                  (78,648)         (74,532)
                                                                             -----------               -----------      -----------
        Total Stockholders' Equity                                              (549,326)                 (560,555)        (556,439)
    Less:
    Treasury Stock                                                                (6,123)                   (6,123)          (6,123)
                                                                             -----------               -----------      -----------
        Total Stockholders' Equity                                              (555,449)                 (566,678)        (562,562)

        Total Liabilities and Stockholders' Equity                           $   560,013               $   558,274      $   564,138
                                                                             ===========               ===========      ===========

                             See Accompanying Notes

Footnotes to the Financial Statements:

1. These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.


2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").


     The Bankruptcy Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.


     On August 20, 1998, Arch Communications Group, Inc. ("Arch") and the Debtors announced a definitive merger agreement for Arch to acquire the Debtors. This merger agreement was amended as of September 3, 1998 and as of December 1, 1998. Under the terms of the agreement, Arch will acquire the Debtors for a combination of cash, the assumption of certain liabilities, and the issuance of Arch common stock and rights to acquire Arch common stock. The transaction will be implemented through the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on December 2, 1998 ("the Amended Plan"). A Disclosure Statement related to the Amended Plan was approved by the Bankruptcy Court on December 11, 1998 and a hearing on confirmation of the Amended Plan commenced on February 3, 1999 and is ongoing.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. The Company is one of the largest paging companies in the U.S., with approximately 3.1 million units in service at December 31, 1998, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

5. As previously announced in its September 27, 1996 and October 21, 1996 releases, misrepresentations and other violations had occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of the Company's approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.


     On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

     On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

     On June 6, 1997, the FCC issued an order staying the hearing proceeding in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The order was originally granted for ten months and was extended by the FCC through October 6, 1998. The order, which is based on an FCC doctrine known as Second Thursday, provides that if there is a change of control that meets the conditions of Second Thursday, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company, as reflected in the Amended Plan, will result in a change of control.

     On September 2, 1998, the Company and Arch filed a joint Second Thursday application. On October 5, 1998, a supplement was filed to notify the FCC of certain modifications to the proposed transaction. The application was accepted for filing by public notice dated October 15, 1998. On October 16, 1998, the Company and Arch filed a joint supplement of data requested by the staff of the Wireless Telecommunications Bureau to assist in their evaluation of the application. Public comments on the Second Thursday application were due November 16, 1998. On that date, the FCC's Wireless Telecommunications Bureau and the Pre-Petition Lenders filed comments generally supporting grant of the application. MobileMedia, Arch and the Pre-Petition Lenders each submitted timely reply comments. The designated pleading cycle on the Second Thursday application is now closed.

     On February 2, 1999 the FCC granted the Debtors' Second Thursday application and approved the license transfers to Arch contemplated by the Amended Plan. This approval is conditioned on confirmation of the Amended Plan and consummation of the Amended Plan within nine months of confirmation.

     In the event that the Company were unable to consummate the Amended Plan or any other plan of reorganization that satisfies the conditions of Second Thursday, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                      For the month ended December 31, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------

The Debtors have 36 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) General & Administrative expense in December 1998 includes an adjustment of approximately $1.2 million to reduce the Company's allowance for doubtful accounts. This adjustment relates to periods prior to December 1998.

(2) On October 26, 1998 5 non-operating direct or indirect subsidiaries (the "Proximity Entities") filed for protection under Chapter 11 of the US Bankruptcy Code. Prior to the filing, the Proximity entities' principal creditors reached an agreement whereby pre-petition claims in the aggregate would not be settled for more than the discontinued operation's assets. As a result, the Company has reversed $8.1 million of remaining amounts reserved for losses related to these companies.

(3) In accordance with AICPA Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code", in December 1998 the Company reduced various liabilities subject to compromise by approximately $10.5 million to reflect changes in estimated allowed claims.

(4) Income taxes result primarily from the gain on the sale of transmission towers in September 1998.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements Of Cash Flows
 For The Months Ended December 31, 1998, November 30, 1998 and October 31, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                                   December        November    October
                                                                                     1998            1998       1998
                                                                                  ----------      ---------   ---------
Operating Activities
  Net Income(Loss)                                                                 $ 11,229       ($ 4,115)   ($ 5,722)
  Adjustments To Reconcile Net Income(Loss) To Net Cash
  Provided By (Used In) Operating Activities:
      Depreciation And Amortization                                                   9,353          9,333       9,462
      Provision For Uncollectible Accounts And Returns                                 (240)(1)      1,030       1,041
      Amortization of Deferred Gain on Sale of Tower Assets                            (389)          (389)       (389)
      State & Federal Income Taxes                                                    3,280(4)           0           0
      Write Down of Investment in Affiliate to Net Realizable Value                     212              0           0
      Recognized Gain On Sale Of Tower Assets                                             0              0           0
      Reversal of Estimated Loss on Discontinued Operations                          (8,120)(2)          0           0
      Adjustment to Reduce Liabilities Subject to Compromise to Estimated
        Allowed Claims                                                              (10,461)(3)          0           0
      Deferred Financings Fees, Net                                                     304            304         304
      Change In Operating Assets and Liabilities:
        Accounts Receivable                                                          (3,707)         1,523        (461)
        Inventory                                                                      (595)            24        (454)
        Prepaid Expenses And Other Assets                                              (794)         1,436         850
        Accounts Payable, Accrued Expenses and Other                                  6,000         (1,361)     (5,609)
                                                                                   --------       --------    --------
Net Cash Provided By (Used In) Operating Activities                                   6,071          7,785        (978)


Investing Activities
  Construction And Capital Expenditures,
    Including Net Change In Pager Assets                                             (8,869)        (6,184)     (6,420)
  Net Proceeds From the Sale of tower assets                                              0              0           0
  Other

                                                                                   --------       --------    --------
Net Cash Provided By (Used In) Investing Activities                                  (8,869)        (6,184)     (6,420)


Financing Activities
  Payment to Chase Credit Facility                                                        0              0           0
  Borrowings (Repayments) of DIP Credit Facility                                          0              0           0
                                                                                   --------       --------    --------
Net Cash Provided By (Used In) Financing Activities                                       0              0           0


Net Increase (Decrease) In Cash And Cash Equivalents                                 (2,798)         1,601      (7,398)
Cash And Cash Equivalents At Beginning Of Period                                      4,016          2,415       9,814    $  9,814
                                                                                   --------       --------    --------    ========
Cash And Cash Equivalents At End Of Period                                         $  1,218       $  4,016    $  2,415
                                                                                   ========       ========    ========

                             See Accompanying Notes

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                   STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                     AGING OF POSTPETITION ACCOUNTS PAYABLE
                      For the month ended December 31, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------

================================================================================
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
                         $23,316,582   0 - 30 days old
                ----------------------------------------------------------------
                          14,337,535  31 - 60 days old
                ----------------------------------------------------------------
                           5,567,329  61 - 90 days old
                ----------------------------------------------------------------
                          10,331,700  91+ days old
                ----------------------------------------------------------------
                          53,553,146  TOTAL TRADE ACCOUNTS RECEIVABLE
                ----------------------------------------------------------------
                        (15,000,000)  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
                ----------------------------------------------------------------
                          38,553,146  TRADE ACCOUNTS RECEIVABLE (NET)
                ----------------------------------------------------------------
                             389,220  OTHER NON-TRADE RECEIVABLES
                ----------------------------------------------------------------
                        $ 38,942,366  ACCOUNTS RECEIVABLE, NET
================================================================================


=========================================
AGING OF POSTPETITION ACCOUNTS PAYABLE
===============================================================================
                      0-30            31-60      61-90      91+
                      Days            Days       Days      Days         Total
-------------------------------------------------------------------------------
ACCOUNTS PAYABLE     $ 1,448,759     253,773       0          0      $1,702,532
-------------------------------------------------------------------------------

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                      For the month ended December 31, 1998

Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)

--------------------------------------------------------------------------------

===========================================================================================
STATUS OF POSTPETITION TAXES

===========================================================================================
                         BEGINNING         AMOUNT                   ENDING
                            TAX           WITHHELD     AMOUNT         TAX       DELINQUENT
                         LIABILITY       OR ACCRUED     PAID       LIABILITY      TAXES
===========================================================================================
FEDERAL
===========================================================================================
WITHHOLDING              $         0    $1,270,408   $ 1,270,408  $         0     $     0
-------------------------------------------------------------------------------------------
FICA-EMPLOYEE                      0       853,797       853,797            0           0
-------------------------------------------------------------------------------------------
FICA-EMPLOYER                 28,044     1,262,950     1,173,514      117,480           0
-------------------------------------------------------------------------------------------
UNEMPLOYMENT                     276         6,244         5,434        1,086           0
-------------------------------------------------------------------------------------------
INCOME                             0     1,213,634             0    1,213,634           0
===========================================================================================
TOTAL FEDERAL TAXES           28,320     4,607,033     3,303,153    1,332,200           0
===========================================================================================
STATE AND LOCAL
===========================================================================================
WITHHOLDING                   74,325       223,266       260,139       37,452           0
-------------------------------------------------------------------------------------------
SALES                        443,557     1,079,920       427,755    1,095,722           0
-------------------------------------------------------------------------------------------
UNEMPLOYMENT                   1,208        33,008        25,986        8,230           0
-------------------------------------------------------------------------------------------
REAL PROPERTY              3,513,960       383,695       533,946    3,363,709           0
-------------------------------------------------------------------------------------------
OTHER                      3,913,227     2,441,529     2,199,507    4,155,249           0
===========================================================================================
TOTAL STATE AND LOCAL      7,946,277     4,161,418     3,447,333    8,660,362           0
===========================================================================================
TOTAL TAXES              $ 7,974,597   $ 8,768,451   $ 6,750,486  $ 9,992,562     $     0
===========================================================================================

==================================================================================================================
                                       PAYMENTS TO INSIDERS AND PROFESSIONALS
                                        For the month ended December 31, 1998
==================================================================================================================

==================================================================================================================
                                                     INSIDERS (1)
==================================================================================================================
         Payee Name                      Position                Salary/Bonus/         Reimbursable
                                                                Auto Allowance           Expenses         Total
------------------------------------------------------------------------------------------------------------------
Alvarez & Marsal Inc. -        Chairman - Restructuring            $   54,167              $  150        $ 54,317
Joseph A. Bondi
------------------------------------------------------------------------------------------------------------------
Burdette, H. Stephen           Senior VP Corporate                     15,000               5,772          20,772
                               Development and Senior VP
                               Operations
------------------------------------------------------------------------------------------------------------------
Grawert, Ron                   Chief Executive Officer                 30,769               7,892          38,661
------------------------------------------------------------------------------------------------------------------
Gray, Patricia                 Secretary/VP and General                13,846               2,448          16,294
                               Counsel
------------------------------------------------------------------------------------------------------------------
Gross, Steven                  Executive VP Sales &                    17,769               3,732          21,501
                               Marketing
------------------------------------------------------------------------------------------------------------------
Hilson, Debra                  Assistant Secretary                      4,848                   0           4,848
------------------------------------------------------------------------------------------------------------------
Pascucci, James                Treasurer                                8,400               1,305           9,705
------------------------------------------------------------------------------------------------------------------
Panzella, Vito                 VP / Controller                          9,112                   0           9,112
------------------------------------------------------------------------------------------------------------------
Witsaman, Mark                 Senior VP and Chief                     15,269               1,784          17,053
                               Technology Officer
------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL PAYMENTS TO INSIDERS       $ 192,263
=================================================================================================================

(1) Excludes 19 non-executive officers of subsidiaries who were paid salaries and reimbursable expenses in the aggregate of $210,122.

======================================================================================================================
                                           PAYMENTS TO INSIDERS AND PROFESSIONALS
                                     (Continued) For the month ended December 31, 1998
======================================================================================================================

======================================================================================================================
                                                    PROFESSIONALS
======================================================================================================================
                                                                                                          Holdback
                                                                                                             and
                                                      Date of                                              Invoice
              Name and Relationship                    Court          Invoices          Invoices          Balances
                                                     Approval       Received (1)          Paid               Due
----------------------------------------------------------------------------------------------------------------------
1.  Ernst & Young - Auditor, Tax and Financial        1/30/97        $  321,139       $        -           $  780,593
       Consultants to Debtor
----------------------------------------------------------------------------------------------------------------------
2.  Latham & Watkins - Counsel to Debtor              1/30/97           100,129           71,309              271,871
----------------------------------------------------------------------------------------------------------------------
3.  Alvarez & Marsal Inc.- Restructuring              1/30/97           154,608          133,606              315,945
       Consultant to Debtor (2)
----------------------------------------------------------------------------------------------------------------------
4.  Sidley & Austin - Bankruptcy Counsel to           1/30/97           460,290          551,024              798,356
       Debtor
----------------------------------------------------------------------------------------------------------------------
5.  Young, Conaway, Stargatt & Taylor - Delaware      1/30/97            29,309           58,829               35,324
       Counsel to Debtor
----------------------------------------------------------------------------------------------------------------------
6.  Wiley, Rein & Fielding - FCC Counsel to           1/30/97           153,388          249,496              108,604
       Debtor
----------------------------------------------------------------------------------------------------------------------
7.  Koteen & Naftalin - FCC Counsel to  Debtor        6/11/97                 -                -                3,945
----------------------------------------------------------------------------------------------------------------------
8.  Houlihan, Lokey, Howard & Zukin - Advisors        6/04/97                 -                -              226,550
       to the Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
9.  Jones, Day, Reavis & Pogue - Counsel to the       4/03/97            53,866          134,925              171,630
       Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
10. Morris, Nichols, Arsht & Tunnell - Delaware       4/03/97             1,781              996                4,826
       Counsel to the Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
11. Paul, Weiss, Rifkind, Wharton & Garrison -        4/25/97             2,567            1,073                3,650
       FCC Counsel to the Creditors' Committee
----------------------------------------------------------------------------------------------------------------------
12. The Blackstone Group LP - Financial Advisors      7/10/97           126,552          101,434              251,552
       to Debtor
----------------------------------------------------------------------------------------------------------------------
13. Gerry, Friend & Sapronov, LLP. - Counsel to      10/27/97            17,698           83,573               44,969
       Debtor
=================================================================-----------------------------------------------------
                             TOTAL                                   $1,421,327       $1,386,265           $3,017,815
======================================================================================================================

(1) Excludes invoices for fees and expenses through December 31, 1998 that were received by the Debtors subsequent to December 31, 1998.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

======================================================================================================================
ADEQUATE PROTECTION PAYMENTS
For the month ended December 31, 1998
======================================================================================================================
                                                              SCHEDULED            AMOUNTS
                                                               MONTHLY              PAID                TOTAL
                                                               PAYMENTS            DURING               UNPAID
NAME OF CREDITOR                                                 DUE                MONTH            POSTPETITION
======================================================================================================================
The Chase Manhattan Bank - (Interest)                       $3,228,161           $ 3,228,161*                $     0
======================================================================================================================

* Payment made on 01/04/98.


======================================================================================================================
QUESTIONNAIRE
For the month ended December 31, 1998                                                               YES        NO
======================================================================================================================
1.  Have any assets been sold or transferred outside the normal course of
    business this reporting period?                                                                            No
----------------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in possession account?                  No
----------------------------------------------------------------------------------------------------------------------
3.  Are any postpetition receivables (accounts, notes, or loans) due from related parties?                     No
----------------------------------------------------------------------------------------------------------------------
4.  Have any payments been made of prepetition liabilities this reporting period?                   Yes
----------------------------------------------------------------------------------------------------------------------
5.  Have any postpetition loans been received by the debtor from any party?                                    No
----------------------------------------------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes past due?                                                               No
----------------------------------------------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?                                               No
----------------------------------------------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                                                           No
----------------------------------------------------------------------------------------------------------------------
9.  Are any postpetition taxes past due?                                                                       No
----------------------------------------------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                                                   No
----------------------------------------------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting period?                               Yes
----------------------------------------------------------------------------------------------------------------------
12. Are any wage payments past due?                                                                            No
----------------------------------------------------------------------------------------------------------------------

     If the answer to any of the above questions is "YES", provide a detailed explanation of each item.


Item 4 & 11.  The Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes;
              (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

Item 5. As of December 31, 1998 there were no funded borrowings under the DIP facility.

===========================================================================================
                                         INSURANCE
                           For the month ended December 31, 1998

===========================================================================================
           There were no changes in insurance coverage for the reporting period.
===========================================================================================

===========================================================================================
                                         PERSONNEL
                           For the month ended December 31, 1998
-------------------------------------------------------------------------------------------
                                                                  Full Time       Part Time
-------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                2,984             19
-------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                        75              2
-------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period      130              2
-------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period           2,929             19
--------------------------------------------------------------------------- --------------